                                                                    Exhibit 23.1
                                                                    ------------

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
MGI PHARMA, INC.:

     We consent to the use of our reports incorporated herein by reference in the registration statement on Form S-8 of MGI PHARMA, INC.

                                       /s/ KPMG LLP

Minneapolis, Minnesota
July 15, 2002